UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EG ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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EG ACQUISITION CORP.

375 Park Avenue, 24th Floor

New York, NY 10152

PROXY STATEMENT SUPPLEMENT

December 14, 2023

TO THE STOCKHOLDERS OF EG ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of EG Acquisition Corp. (the “Company,” or “our”), dated December 7, 2023 (the “Proxy Statement”), that was sent to you in connection with the Company’s annual meeting to be held on December 22, 2023 (the “Annual Meeting”), to consider and vote upon a proposal, among others, to give the Company the right to extend the date by which the Company must (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (b) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (c) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on May 28, 2021, up to three times, initially from December 28, 2023 to January 28, 2024, and thereafter for additional one month periods commencing on January 28, 2024 through and until March 28, 2024 (or such earlier date after December 28, 2023 as determined by the Company’s board of directors.

The purpose of this Supplement is to supplement the disclosure in the Proxy Statement by (a) updating the Investment Company Act disclosure, including risks relating thereto (b) elaborating on the ownership of EG Sponsor LLC, a Delaware limited liability company (“Sponsor”), (c) clarifying how shareholders can redeem their shares in connection with the Annual Meeting and (d) stating that if the Proposed Business Combination is approved and all closing conditions are satisfied before December 22, 2023 the Annual Meeting will be cancelled. There are no changes to the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. Except as supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings set forth in the Proxy Statement.

Before you vote, you should read the Proxy Statement and other documents that the Company has filed with the Securities and Exchange Commission (the “SEC”), together with this Supplement, for more complete information about the Company. If you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact Morrow Sodali, the Company’s proxy solicitor, by calling toll-free (800) 662-5200, or banks and brokers may call at (203) 658-9400, or by emailing EGGF.info@investor.morrowsodali.com.

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about the Company and the Business Combination, without charge, at the SEC’s website at www.sec.gov.

All our stockholders are cordially invited to attend the Annual Meeting virtually. To ensure your representation at the Annual Meeting, however, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the Annual Meeting, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record holding shares of our Common Stock, you may also cast your vote in person (which would include voting at the virtual Annual Meeting). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Annual Meeting and vote in person (which would include voting at the virtual Annual Meeting), obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Annual Meeting virtually or not, please sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

FORWARD-LOOKING STATEMENTS

This Proxy Supplement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to any initial business combination, including the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to any initial business combination, including the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the section entitled “Risk Factors” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 13, 2023 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

SUPPLEMENT TO THE PROXY STATEMENT

The purpose of this Supplement is to supplement the disclosure in the Proxy Statement by (a) updating the Investment Company Act disclosure, including risks relating thereto, (b) elaborating on the ownership of the Sponsor, (c) clarifying how shareholders can redeem their shares in connection with the Annual Meeting and (d) stating that if the Proposed Business Combination is approved and all closing conditions are satisfied before December 22, 2023 the Annual Meeting will be cancelled.

The risk factor on p. 6 entitled “If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company” is hereby deleted and replaced with the following:

There is significant uncertainty under the Investment Company Act whether certain special purpose acquisition companies with trust account assets held in securities would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. If we do not complete the Proposed Business Combination promptly following the special meeting and thereafter continue our operations as a special purpose acquisition company following this Annual Meeting and are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

There is significant uncertainty under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whether certain special purpose acquisition companies with trust account assets held in securities would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The risk of being considered an unregistered investment company increases as the period of time during which the funds held in the Trust Account are invested in securities becomes longer. To date, the Company’s decision to invest such funds in money market funds rather than in cash may have created a greater risk that the Company will be deemed an “investment company” than if the Company reinvested such funds in cash.

If we do not complete the Proposed Business Combination promptly following the special meeting and thereafter continue our operations as a special purpose acquisition company following this Annual Meeting and are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds.

While, on a go-forward basis, in the event that the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will, promptly following such time, instruct Continental to liquidate the U.S. government treasury securities or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company, it is possible that a claim could be made that we have been operating as an unregistered investment company. As noted above, the risk of being considered an unregistered investment company increases as the period of time during which the funds held in the Trust Account are invested in securities becomes longer. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our stockholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Further, even if we do complete the Proposed Business Combination promptly following the special meeting, there remains the risk that one or more claims could be made that we have been operating as an unregistered investment company prior to the consummation of the Proposed Business Combination, and we could incur significant fines, penalties, loss to reputation and other material adverse effects on us.

The Question on p. 15 entitled “How are the funds in the Trust Account currently being held?” is hereby deleted and replaced with the following:

Q. How are the funds in the Trust Account currently being held?

The funds in the Trust Account have, since the Company’s initial public offering in May 2021, been held only in U.S. government treasury securities with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. In order to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in the event that the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will, promptly following such time, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury securities or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company.

The Question on p. 16 entitled “Is the Company subject to the Investment Company Act of 1940?” is hereby deleted and replaced with the following:

Q. Is the Company subject to the Investment Company Act of 1940?

As indicated above, the Company completed its initial public offering in May 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. There is significant uncertainty under the Investment Company Act whether certain special purpose acquisition companies with trust account assets held in securities would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

The risk of being considered an unregistered investment company increases as the period of time during which the funds held in the Trust Account are invested in securities becomes longer. To date, the Company’s decision to invest such funds in money market funds rather than in cash may have created a greater risk that the Company will be deemed an “investment company” than if the Company reinvested such funds in cash. While, on a go-forward basis, in the event that the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will, promptly following such time, instruct Continental to liquidate the U.S. government treasury securities or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we do not complete the Proposed Business Combination promptly following the special meeting and thereafter continue our operations as a special purpose acquisition company after this Annual Meeting and are deemed to be an investment company under the Investment Company Act, the Company would be required to register under Investment Company Act. Registration would subject the Company to substantial regulation and restrictions with respect to, among other things, its capital structure, management, operations, transactions and portfolio composition. The Company would also be subject to significant compliance and disclosure requirements. This would adversely impact its ability to operate in accordance with its business plan. If, as a result of such challenges, the Company were to abandon its efforts to complete the Potential Business Combination, the Company would be required to redeem the public shares, liquidate the Trust Account and dissolve. Such liquidation and dissolution would cause the holders of public shares to lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of its securities. Upon such dissolution, the warrants would expire worthless.

Further, even if we do complete the Proposed Business Combination promptly following the special meeting, there remains the risk that one or more claims could be made that we have been operating as an unregistered investment company prior to the consummation of the Proposed Business Combination, and we could incur significant fines, penalties, loss to reputation and other material adverse effects on us.

The risk factor on p. 6 entitled “The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose” is hereby deleted and replaced with the following:

The SEC has issued proposed rules to regulate special purpose acquisition companies, which, if implemented, may increase our costs and the time needed to complete a business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. If implemented, the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

The Question on p. 24 entitled “Who is the Company’s Sponsor?” is hereby deleted and replaced with the following:

Q. Who is the Company’s Sponsor?

The Sponsor is EG Sponsor LLC, a Delaware limited liability company, which currently owns 5,624,000 shares of EGA Class A Common Stock and 1,000 shares of EGA Class B Common Stock. The Sponsor is affiliated with EnTrust Global Partners LLC (“EnTrust Global”). An affiliate of EnTrust Global, EnTrust Global Management GP LLC, has sole voting and dispositive power over the Founder Shares and Converted Shares owned by the Sponsor. Gregg Hymowitz is the Chairman, Chief Executive Officer, Founder and Managing Partner of EnTrust Global and is a U.S. citizen. In addition, Gary Fegel, a non-U.S. person indirectly owns a substantial minority position in the Sponsor. EGA does not believe that the Business Combination would be subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). As a minority investor in the Sponsor, Gary Fegel would not acquire control of a U.S. business as a result of the Business Combination. Furthermore, EGA has undertaken a preliminary TID U.S. business analysis in support of the view that the Business Combination would not be considered a covered investment. Finally, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited.

However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent EGA from completing its initial business combination and require EGA to liquidate. In that case, investors would be entitled to redeem the EGA Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding EGA Class A Common Stock, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the EGA Warrants would expire worthless.

The Second paragraph on page i and the second paragraph of page 1 are each hereby deleted and replaced with the following:

Stockholders of record as of November 13, 2023 have separately received a notice of special meeting and proxy statement for a special meeting of the Company scheduled to take place on December 7, 2023, which has been adjourned to December 18, 2023 and may be further adjourned or postponed as described therein, to approve, among other things, the Potential Business Combination (as defined herein) between the Company and LGM Enterprises, LLC, a North Carolina limited liability company doing business as flyExclusive (“LGM”). The Annual Meeting contemplated by this Proxy Statement will occur following the special meeting to approve the Potential Business Combination. The proposals contemplated by this Proxy Statement are intended to satisfy the Company’s obligations under New York Stock Exchange (“NYSE”) rules to hold an annual meeting, and also to permit the Company to complete the Potential Business Combination beyond the Company’s expiration date of December 28, 2023, if our board determines such extension is advisable. If you previously tendered your shares for redemption in connection with the special meeting to be held on December 18, 2023, your shares will automatically be deemed to have been tendered for redemption in connection with the Annual Meeting, and no further action will be required for you to redeem your shares in connection with the Annual Meeting.

The Question entitled “How do I redeem my common stock” and the third paragraph under the heading Redemption Rights on page 32 is hereby supplemented with the following sentence at the end of such question and paragraph, as applicable:

If you tendered your shares for redemption in connection with the special meeting to be held on December 18, 2023, your shares will automatically be deemed to have been tendered for redemption in connection with the Annual Meeting, and no further action will be required for you to redeem your shares in connection with the Annual Meeting.

The following Question is hereby added after the Question entitled “Who can help answer my questions?” on page 26:

Q: What happens if the Proposed Business Combination is approved and all closing conditions are satisfied before December 22, 2023?

A: If the Proposed Business Combination is approved and all closing conditions are satisfied before December 22, 2023, the Annual Meeting will be cancelled.